                                                              EXHIBIT 9(a)(i)(1)


                             LETTER OF TRANSMITTAL

                          TO TENDER DEPOSITARY SHARES,
                   EACH REPRESENTING ONE-FOURTH OF A SHARE OF
                        SERIES D 7.92% PREFERENCE STOCK
                    (THE "SERIES D 7.92% DEPOSITARY SHARES")
                               (CUSIP 370442857)
                                       OF

                           GENERAL MOTORS CORPORATION
              PURSUANT TO THE OFFER BY GENERAL MOTORS CORPORATION
                       AND GENERAL MOTORS CAPITAL TRUST D
 TO EXCHANGE ITS 8.67% TRUST ORIGINATED PREFERRED SECURITIES(SM) ("TOPRS(SM)"), SERIES D, FOR UP TO 5,462,917 SERIES D 7.92% DEPOSITARY SHARES OF GENERAL MOTORS
                                  CORPORATION

  THE SERIES D OFFER (AND THE RELATED WITHDRAWAL RIGHTS) WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON WEDNESDAY, JULY 2, 1997, UNLESS THE SERIES D OFFER IS
                                   EXTENDED.

                 THE EXCHANGE AGENT FOR THE SERIES D OFFER IS:

                       THE FIRST NATIONAL BANK OF BOSTON

 If delivered by Facsimile, to:     If delivered by Hand,        If delivered by Mail, to:
(For Eligible Institutions Only)             to:
The First National Bank of Boston                            The First National Bank of Boston
         (617) 575-2233             Securities Transfer &      Shareholder Services Division
  (Confirm Receipt by Telephone       Reporting Services               P.O. Box 9360
         (800) 331-9922)           55 Broadway, Third Floor         Mail Stop 45-02-53
                                   New York, New York 10006  Boston, Massachusetts 02205-9360

                     If delivered by Overnight Courier, to:

                       The First National Bank of Boston
                         Shareholder Services Division
                               Mail Stop 45-02-53
                               150 Royall Street
                          Canton, Massachusetts 02021

     DELIVERY OF THIS LETTER OF TRANSMITTAL OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     Georgeson & Company Inc. has been retained as the Information Agent to assist in connection with the Series D Offer. REQUESTS FOR ASSISTANCE REGARDING COMPLETION OF THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AS FOLLOWS: GEORGESON & COMPANY INC., WALL STREET PLAZA, NEW YORK, NEW YORK 10005, (800) 223-2064 (TOLL-FREE); BANKS AND BROKERS CALL COLLECT, (212) 440-9800.

---------------

(SM) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

     THE INSTRUCTIONS PERTAINING TO THIS LETTER OF TRANSMITTAL, WHICH BEGIN ON THE FOLLOWING PAGE, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Subject to the terms and conditions set forth in the Prospectus (as defined below) and herein, General Motors Capital Trust D (the "Series D Trust") will accept for exchange up to 5,462,917 Series D 7.92% Depositary Shares validly tendered and not withdrawn.

     This Letter of Transmittal is to be completed by holders of Series D 7.92% Depositary Shares, either if certificates for Series D 7.92% Depositary Shares are to be forwarded herewith or, unless an Agent's Message (as defined in the accompanying Prospectus of General Motors Corporation ("General Motors") and the Series D Trust (as amended or supplemented and including documents incorporated therein by reference, the "Prospectus")) is utilized, if tenders of Series D 7.92% Depositary Shares are to be made by book-entry transfer into the account of The First National Bank of Boston, as Exchange Agent (the "Exchange Agent"), at The Depository Trust Company ("DTC") or The Philadelphia Depository Trust Company ("PDTC") (each of DTC and PDTC are referred to herein as a "Book-Entry Facility"), as applicable, pursuant to the procedures described under "The Offers -- Procedures for Tendering" in the Prospectus. Holders of Series D 7.92% Depositary Shares who tender Series D 7.92% Depositary Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders."

     THIS LETTER OF TRANSMITTAL RELATES ONLY TO THE SERIES D 7.92% DEPOSITARY SHARES AND THE SERIES D OFFER. THIS LETTER OF TRANSMITTAL MAY NOT BE USED FOR THE SERIES G 9.12% DEPOSITARY SHARES (AS DEFINED IN THE PROSPECTUS) TENDERED IN CONNECTION WITH THE SERIES G OFFER (AS DEFINED IN THE PROSPECTUS). COPIES OF THE LETTER OF TRANSMITTAL RELATING TO THE SERIES G 9.12% DEPOSITARY SHARES AND THE SERIES G OFFER MAY BE OBTAINED FROM THE INFORMATION AGENT OR THE EXCHANGE AGENT AT THEIR RESPECTIVE ADDRESSES OR TELEPHONE NUMBERS SET FORTH ON PAGE 1 HEREOF.

     Any holder of Series D 7.92% Depositary Shares who submits this Letter of Transmittal and tenders Series D 7.92% Depositary Shares in accordance with the instructions contained herein prior to the Series D Expiration Date (as defined in the Prospectus) will thereby have directed the Series D Trust to deliver its 8.67% Trust Originated Preferred Securities(SM) ("TOPrS(SM)"), Series D (the "Series D Preferred Securities") in exchange for such holder's Series D 7.92% Depositary Shares and in consideration of the deposit by General Motors of its 8.67% Junior Subordinated Deferrable Interest Debentures, Series D, due 2012 (the "Series D Junior Subordinated Debentures"), as trust assets, into the Series D Trust as set forth in the Prospectus. Tenders of Series D 7.92% Depositary Shares pursuant to this Letter of Transmittal are subject to withdrawal as described in the Prospectus under the caption "The Offers -- Withdrawal of Tenders" and are subject to proration as described in the Prospectus under "The Offers -- Terms Of the Offers."

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE SERIES D OFFER

     To complete this Letter of Transmittal, you must do the following:

     - Complete the box entitled "Description of Series D 7.92% Depositary Shares Being Tendered" and the four subsequent boxes, if applicable.

     - Complete, sign and date the box entitled "Holder(s) of Series D 7.92% Depositary Shares Sign Here."

     - Complete, sign and date the box entitled "Substitute Form W-9."

     In completing this Letter of Transmittal, you may (but are not required to) do the following:

     - If you want certificates for Series D Preferred Securities, or certificates for Series D 7.92% Depositary Shares not tendered or not accepted for exchange, to be issued in the name of a third party, complete the box entitled "Special Exchange Instructions."

     - If you want certificates for Series D Preferred Securities, or certificates for Series D 7.92% Depositary Shares not tendered or not accepted for exchange, to be mailed to a third party, or to be delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

     If you complete the box entitled "Special Exchange Instructions" or "Special Delivery Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless this Letter of Transmittal is signed by an Eligible Institution.

     DO NOT SIGN YOUR STOCK CERTIFICATES.

1.  Guarantee of Signatures.

     No signature guarantee is required on this Letter of Transmittal if (i) tendered Series D 7.92% Depositary Shares are registered in the name(s) of the undersigned and the Series D Preferred Securities to be issued in exchange therefor are to be issued (and any Series D 7.92% Depositary Shares not tendered or not accepted for exchange are to be returned) in the name of the registered holder(s) (which term, for the purposes described herein, shall include any participant in DTC or PDTC whose name appears on a security listing as the owner of Series D 7.92% Depositary Shares) and (ii) such holder(s) have not completed the box entitled "Special Exchange Instructions" or "Special Delivery Instructions" on this Letter of Transmittal. If the tendered Series D 7.92% Depositary Shares are registered in the name(s) of someone other than the undersigned or if the Series D Preferred Securities to be issued in exchange therefor are to be issued (or Series D 7.92% Depositary Shares not tendered or not accepted for exchange are to be returned) in the name of any other person, such tendered Series D 7.92% Depositary Shares must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Series D Trust and duly signed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (any of the foregoing hereinafter referred to as an "Eligible Institution"). See Instruction 5.

2.  Delivery of Letter of Transmittal and Series D 7.92% Depositary Shares.

     This Letter of Transmittal is to be completed by holders of Series D 7.92% Depositary Shares either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus) is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth under "The Offers -- Procedures for Tendering" in the Prospectus. Certificates for Series D 7.92% Depositary Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Series D 7.92% Depositary Shares into the Exchange Agent's account at the Book-Entry Facility designated below, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly signed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Series D Expiration Date (as defined in the Prospectus).

     If a holder of Series D 7.92% Depositary Shares desires to participate in the Series D Offer and time will not permit this Letter of Transmittal or any tendered Series D 7.92% Depositary Shares to reach the Exchange Agent before the Series D Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received at one of the addresses set forth herein prior to the Series D Expiration Date, a signed letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the name(s) in which the Series D 7.92% Depositary Shares are registered and, if the Series D 7.92% Depositary Shares are held in certificated form, the certificate numbers of the Series D 7.92% Depositary Shares to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of signature of such letter, telegram or facsimile transmission by the Eligible Institution, the Series D 7.92% Depositary Shares in proper form for transfer together with this Letter of Transmittal, properly completed and duly signed, (and any other required documents) or a confirmation of book-entry transfer of such Series D 7.92% Depositary Shares into the Exchange Agent's account at the Book-Entry Facility designated below, will be delivered by such Eligible Institution. Unless the Series D 7.92% Depositary Shares being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by this Letter of Transmittal, properly completed and duly signed, and any other required documents) or a confirmation of book-entry transfer of such Series D 7.92% Depositary Shares into the Exchange Agent's account at the Book-Entry Facility designated below in accordance with such Book Entry Facility's Automated Tender Offer Program ("ATOP") procedures, if applicable, is received, the Series D Trust may, at its option, reject the tender.

     THE METHOD OF DELIVERY OF SERIES D 7.92% DEPOSITARY SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY FACILITY DESIGNATED BELOW, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF CERTIFICATES FOR SERIES D 7.92% DEPOSITARY SHARES ARE SENT BY MAIL, REGISTERED OR CERTIFIED MAIL, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Series D 7.92% Depositary Shares will be accepted for exchange. By signing this Letter of Transmittal (or facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance of the Series D 7.92% Depositary Shares for exchange.

     Upon the terms and subject to the conditions of the Series D Offer, including the Minimum Distribution Condition and the Minimum Holders Condition, if 5,462,917 or fewer Series D 7.92% Depositary Shares have been validly tendered and not withdrawn prior to the Series D Expiration Date, the Series D Trust will accept for exchange all such Series D 7.92% Depositary Shares. Upon the terms and subject to the conditions of the Series D Offer, if more than 5,462,917 Series D 7.92% Depositary Shares (or, if decreased as described in the Prospectus, such lesser number as the Series D Trust may elect to purchase pursuant to the Series D Offer) have been validly tendered and not withdrawn prior to the Series D Expiration Date, the Series D Trust will accept for exchange Series D Depositary Shares from each tendering Holder on a pro rata basis, subject to adjustment to avoid the acceptance for exchange of fractional shares. If proration of tendered Series D 7.92% Depositary Shares is required, because of the difficulty in determining the number of Series D 7.92% Depositary Shares validly tendered (including shares tendered by the guaranteed delivery procedures described in the Prospectus under "The Offers -- Procedures for Tendering"), the Series D Trust does not expect that it would be able to announce the final proration factor or to commence the exchange for any Series D 7.92% Depositary Shares until approximately five Business Days (as defined in the Prospectus) after the Series D Expiration Date. Preliminary results of the proration will be announced by press release as promptly as practicable after the Series D Expiration Date. Holders of Series D 7.92% Depositary Shares may obtain such preliminary information from the Information Agent or the Exchange Agent and may also be able to obtain such information from their brokers.

3.  Inadequate Space.

     If the space provided herein is inadequate, the certificate numbers and/or the amounts of Series D 7.92% Depositary Shares should be listed on a separate signed schedule and attached hereto.

4.  Partial Tenders (Not Applicable to Book-Entry Stockholders).

     If fewer than all the Series D 7.92% Depositary Shares represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of Series D 7.92% Depositary Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Series D 7.92% Depositary Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the Series D Expiration Date. All Series D 7.92% Depositary Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.  Signatures on Letter of Transmittal; Stock Powers and Endorsements.

     If this Letter of Transmittal is signed by the registered holder(s) of the Series D 7.92% Depositary Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Series D 7.92% Depositary Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Series D 7.92% Depositary Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Series D 7.92% Depositary Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless Series D Preferred Securities issued in exchange therefor are to be issued, or Series D 7.92% Depositary Shares not tendered or not exchanged are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Series D 7.92% Depositary Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Series D 7.92% Depositary Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Series D Trust of the authority of such person so to act must be submitted.

6.  Stock Transfer Taxes.

     General Motors will pay all stock transfer taxes, if any, applicable to the exchange of any Series D 7.92% Depositary Shares pursuant to the Series D Offer. If, however, certificates representing Series D Preferred Securities or Series D 7.92% Depositary Shares not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Series D 7.92% Depositary Shares tendered or if a transfer tax is imposed for any reason other than the exchange of Series D 7.92% Depositary Shares pursuant to the Series D Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

7.  Special Exchange and Delivery Instructions.

     If certificates representing Series D Preferred Securities are to be issued in the name of, or any Series D 7.92% Depositary Shares not tendered or not accepted for exchange are to be issued or to be returned to, a person other than the person(s) signing this Letter of Transmittal, or any certificates for Series D Preferred Securities or certificates for Series D 7.92% Depositary Shares not tendered or not accepted for exchange are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown below, the appropriate boxes on this Letter of Transmittal should be completed.

8.  Substitute Form W-9.

     Under the federal income tax laws, the Series D Trust may be required to withhold 31% of the amount of any payments made and/or the fair market value of any Series D Preferred Securities to be distributed to a holder of Series D Preferred Securities in exchange therefor pursuant to the Series D Offer or with respect to the amount of any payments made to certain holders of Series D Preferred Securities. In order to avoid such backup withholding, each tendering holder, and, if applicable, each other payee, must provide such holder's or payee's correct taxpayer identification number, and certify that such holder or payee is not subject to such backup withholding by completing and signing the box entitled "Substitute Form W-9" set forth on page 15 of this Letter of Transmittal. In general, if a holder of Series D Preferred Securities or payee is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Series D Trust is not provided with the correct taxpayer identification number, the holder or payee providing such number may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain holders of Series D Preferred Securities or payees (including, among others, all corporations and certain foreign individual(s)) are not subject to these backup withholding and reporting requirements. In order to satisfy the Series D Trust that a foreign individual qualifies as an exempt recipient, such holder of Series D Preferred Securities or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and/or how to complete the Substitute Form W-9 if the Series D 7.92% Depositary Shares being tendered are held in more than one name and/or the Series D Preferred Securities will be held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

9.  Waiver of Conditions.

     The conditions of the Series D Offer may be waived by the Series D Trust from time to time in accordance with, and subject to the limitations described in, the Prospectus, provided that acceptance of Series D 7.92% Depositary Shares validly tendered in the Series D Offer is subject to (a) the condition that as of the Series D Expiration Date there be at least 400 record or beneficial holders of at least 1,000,000 Series D Preferred Securities to be issued in exchange for such Series D 7.92% Depositary Shares and (b) the condition that as of the Series D Expiration Date there shall not have been tenders by a number of holders of the Series D 7.92% Depositary Shares such that General Motors has determined that the consummation of the Series D Offer would have a reasonable likelihood of producing, either directly or indirectly, (i) the Series D 7.92% Depositary Shares to be held of record by less than 300 persons (as determined for purposes of Rule 13e-3 under the Securities Exchange Act of 1934, as amended) or (ii) the Series D 7.92% Depositary Shares to cease to be listed on the NYSE after the consummation of the Series D Offer, which conditions may not be waived.

10.  Requests for Assistance or Additional Copies.

     Requests for assistance or additional copies of the Prospectus and this Letter of Transmittal (or the Letter of Transmittal relating to the Series G 9.12% Depositary Shares and the Series G Offer) may be obtained from the Information Agent or the Exchange Agent at their respective addresses or telephone numbers set forth herein.

11.  Solicited Tenders.

     General Motors will pay to a Soliciting Dealer (as defined herein) designated by the record or beneficial owner, as appropriate, a solicitation fee of $0.50 per Depositary Share (except that in the case of transactions equal to or exceeding 10,000 Series D 7.92% Depositary Shares, General Motors will pay $0.25 per Series D 7.92% Depositary Share) validly tendered and accepted for exchange pursuant to the Series D Offer. For purposes of this Instruction 11, "Soliciting Dealer" includes (i) any broker or dealer in securities, including each Dealer Manager in its capacity as dealer or broker, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Series D Offer. No such fee shall be payable to a Soliciting Dealer in respect of Series D 7.92% Depositary Shares registered in the name of such Soliciting Dealer unless such Series D 7.92% Depositary Shares are held by such Soliciting Dealer as nominee and such Series D 7.92% Depositary Shares are being tendered for the benefit of one or more beneficial owners identified on this Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Series D 7.92% Depositary Shares unless this Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders."

     If tendered Series D 7.92% Depositary Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with the Book-Entry Facility designated below, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent within three NYSE trading days after the Series D Expiration Date in order to receive a solicitation fee. No solicitation fee shall be payable to a Soliciting Dealer in respect of Series D 7.92% Depositary Shares (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Series D 7.92% Depositary Shares are held by such Soliciting Dealer as nominee and such Series D 7.92% Depositary Shares are being tendered for the benefit of one or more beneficial owners identified on this Letter of Transmittal or the Notice of Solicited Tenders. No solicitation fee shall be payable to the Soliciting Dealer with respect to the tender of Series D 7.92% Depositary Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

12.  Lost, Stolen or Destroyed Certificates for Series D 7.92% Depositary
Shares.

     Any holder of Series D 7.92% Depositary Shares whose certificate(s) for such shares have been lost, stolen or destroyed should contact either the Exchange Agent or the Information Agent at their respective addresses shown on the back page of this Letter of Transmittal for special instructions.

13.  Irregularities.

     All questions as to the number of Series D 7.92% Depositary Shares to be accepted, the validity, form, eligibility (including time of receipt) and acceptance of any tender of Series D 7.92% Depositary Shares will be determined by General Motors, in its sole discretion, which determination shall be final and binding. General Motors reserves the absolute right to reject any or all tenders made pursuant to the Series D Offer determined by it not to be in appropriate form or the acceptance of or payment for any Series D 7.92% Depositary Shares which would, in the opinion of General Motors' counsel, be unlawful. General Motors also reserves the absolute right to waive any of the conditions set forth in the Series D Offer (other than the Minimum Distribution Condition and the Minimum Holders Condition, both as described in the Prospectus) or any defect or irregularity in any tender with respect to any particular Series D 7.92% Depositary Shares or any particular stockholder, and General Motors' interpretation of the terms and conditions of the Series D Offer (including these instructions) will be final and binding. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived prior to the Series D Expiration Date or such times as General Motors shall determine. Neither General Motors, the Exchange Agent, the Information Agent, the Dealer Managers nor any other person will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a tendering holder of Series D Preferred Securities is required to provide the Series D Trust (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the tendering holder is an individual, the TIN is his or her social security number. If the Series D Trust is not provided with the correct TIN, payments that are made to such tendering holder or other payee with respect thereto may be subject to 31% backup withholding.

     Certain tendering holders of Series D Preferred Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the tendering holder of Series D Preferred Securities must submit a signed Form W-8 attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Series D Trust is required to withhold 31% of (i) the sum of (x) any payments made to the tendering holder of Series D Preferred Securities or other payee and (y) the fair market value of the Series D Preferred Securities that would be distributed to such tendering holder pursuant to the Series D Offer and (ii) any payments that are made in respect of the Series D Preferred Securities. Such withholding obligation may cause General Motors (or the Exchange Agent) to sell some portion of the Series D Preferred Securities that otherwise would have been distributed to a tendering holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the submitting holder of Series D Preferred Securities has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Series D Preferred Securities or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Series D Trust will withhold 31% (i) of all payments made prior to the time a properly certified TIN is provided to the Series D Trust and (ii) of the Series D Preferred Securities that otherwise would be distributed to such holder. However, such amounts and/or Series D Preferred Securities will be refunded to each such tendering holder of Series D Preferred Securities if a TIN is provided to the Series D Trust (or the Exchange Agent) within 60 days.

     The tendering holder of Series D Preferred Securities is required to give the Series D Trust the TIN of the record owner of the Series D Preferred Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Series D Preferred Securities. If the Series D Preferred Securities are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

           NOTE: SIGNATURES MUST BE PROVIDED ON PAGES 14 AND 15 BELOW
                PLEASE READ THE PRECEDING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to General Motors Capital Trust D, a Delaware statutory business trust (the "Series D Trust"), Series D 7.92% Depositary Shares (the "Series D 7.92% Depositary Shares"), each representing one-fourth of a share of Series D 7.92% Preference Stock (the "Series D 7.92% Preference Stock") of General Motors Corporation ("General Motors"), pursuant to the offer by the Series D Trust to exchange its 8.67% Trust Originated Preferred Securities(SM) ("TOPrS(SM)"), Series D (the "Series D Preferred Securities"), for up to 5,462,917 Series D 7.92% Depositary Shares, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Series D Offer").

     Subject to and effective upon acceptance for exchange of the Series D 7.92% Depositary Shares tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Series D Trust all right, title and interest in and to all the Series D 7.92% Depositary Shares that are being tendered hereby and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Series D 7.92% Depositary Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Series D 7.92% Depositary Shares or transfer ownership of such Series D 7.92% Depositary Shares on the account books maintained by DTC or PDTC, as applicable, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Exchange Agent for the account of the Series D Trust, (b) present such Series D 7.92% Depositary Shares for transfer on the books of General Motors and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series D 7.92% Depositary Shares, all in accordance with the terms of the Series D Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Series D 7.92% Depositary Shares and the underlying Series D 7.92% Preference Stock tendered hereby and to acquire Series D Preferred Securities issuable upon the exchange of such tendered Series D 7.92% Depositary Shares and that, when the undersigned's Series D 7.92% Depositary Shares are accepted for exchange, the Series D Trust will acquire good and unencumbered title to such tendered Series D 7.92% Depositary Shares and the underlying Series D 7.92% Preference Stock, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, sign and deliver any additional documents deemed by the Series D Trust to be necessary or desirable to complete the exchange, assignment and transfer of tendered Series D 7.92% Depositary Shares or to transfer ownership of such Series D 7.92% Depositary Shares.

     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Series D Offer, this tender is irrevocable.

     The undersigned understands that tenders of Series D 7.92% Depositary Shares pursuant to the Series D Offer are subject to proration as described in the Prospectus under "The Offers -- Terms of the Offers." The undersigned also understands that tenders of Series D 7.92% Depositary Shares pursuant to any one of the procedures described in "The Offers -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute agreements between the undersigned and the Series D Trust upon the terms and subject to the conditions of the Series D Offer.

     Unless otherwise indicated under "Special Exchange Instructions," please cause Series D Preferred Securities to be issued, and return any Series D 7.92% Depositary Shares not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Series D 7.92% Depositary Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Facility designated below). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates for Series D 7.92% Depositary Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for Series D 7.92% Depositary Shares, to the undersigned at the address shown below the undersigned's signature(s). If both "Special Exchange Instructions" and "Special Delivery Instructions" are completed, please cause Series D Preferred Securities to be issued, and return any Series D 7.92% Depositary Shares not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Series D 7.92% Depositary Shares to, the person(s) so indicated (and in the case of Series D 7.92% Depositary Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Facility designated below). The undersigned recognizes that the Series D Trust has no obligation, pursuant to the "Special Exchange Instructions," to transfer any Series D 7.92% Depositary Shares from the name of the registered holder(s) thereof if the Series D Trust does not accept for exchange any of the Series D 7.92% Depositary Shares so tendered.

PLEASE COMPLETE:

---------------------------------------------------------------------------------------------------------------
                        DESCRIPTION OF SERIES D 7.92% DEPOSITARY SHARES BEING TENDERED
---------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
        (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S)             SERIES D 7.92% DEPOSITARY SHARES TENDERED
                    ON CERTIFICATE(S).)                         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------
                                                                                TOTAL NUMBER
                                                                                 OF SHARES
                                                                                REPRESENTED       NUMBER OF
                                                               CERTIFICATE           BY             SHARES
                                                                NUMBER(S)     CERTIFICATE(S)*     TENDERED**
                                                               ---------------------------------------------

                                                               ---------------------------------------------

                                                               ---------------------------------------------

                                                               ---------------------------------------------

                                                               ---------------------------------------------

                                                               ---------------------------------------------

                                                               ---------------------------------------------

                                                               ---------------------------------------------
                                                               TOTAL SHARES
---------------------------------------------------------------------------------------------------------------
   * Need not be completed by stockholders tendering by book-entry transfer.
  ** Unless otherwise indicated, the holder will be deemed to have tendered the full number of Series D 7.92%
     Depositary Shares
     represented by the tendered certificates. See Instruction 4.
---------------------------------------------------------------------------------------------------------------

     ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE ONLY IF APPLICABLE:

[ ] CHECK HERE IF TENDERED SERIES D 7.92% DEPOSITARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT OF THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                    --------------------------------------------
     Check applicable box:             [ ]  DTC            [ ]  PDTC

     Account No.:
                  --------------------------------------------------------------
     Transaction Code No.:
                          ------------------------------------------------------

[ ] CHECK HERE IF TENDERED SERIES D 7.92% DEPOSITARY SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Tendering Stockholder(s):
                                          --------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------
     Name of Institution which Guaranteed Delivery:
                                                   -----------------------------
     If delivery is by book-entry transfer:


     Name of Tendering Institution:
                                    --------------------------------------------
     Check applicable box:             [ ]  DTC            [ ]  PDTC

     Account No.:
                 ---------------------------------------------------------------
     Transaction Code No.:
                           -----------------------------------------------------

COMPLETE ONLY IF APPLICABLE:

                               SOLICITED TENDERS
                              (SEE INSTRUCTION 11)

     General Motors will pay to any Soliciting Dealer, as defined in Instruction 11, a solicitation fee of $0.50 per Series D 7.92% Depositary Share (except that in the case of transactions equal to or exceeding 10,000 Series D 7.92% Depositary Shares, General Motors will pay $0.25 per Series D 7.92% Depositary Share) validly tendered and accepted for exchange pursuant to the Series D Offer.

     The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

     Name of Firm:
                  --------------------------------------------------------------
                                 (Please print)

     Name of Individual Broker or Financial Consultant:
                                                       -------------------------

     Identification Number (if known):
                                      ------------------------------------------

     Address:
             -------------------------------------------------------------------
                               (Include zip code)

     The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder in connection with such solicitations; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Series D Offer (unless the undersigned is not being compensated for such solicitation); (iii) in soliciting tenders of Series D 7.92% Depositary Shares, it has used no soliciting materials other than those furnished by General Motors and the Series D Trust; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.

     If tendered Series D 7.92% Depositary Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with DTC or PDTC, the Soliciting Dealer must return a Notice of Solicited Tenders to the Exchange Agent to receive a solicitation fee.

     SOLICITING DEALERS ARE NOT ENTITLED TO A FEE FOR SERIES D 7.92% DEPOSITARY SHARES BENEFICIALLY OWNED BY SUCH SOLICITING DEALER.

                          COMPLETE ONLY IF APPLICABLE:

                         SPECIAL EXCHANGE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificates for Series D Preferred Securities, or certificates for Series D 7.92% Depositary Shares not tendered or not accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue  [ ] certificates for Series D Preferred
           Securities to:
       [ ] certificates for Series D 7.92% Depositary Shares to:

Name
    ----------------------------------------------------------------------------
                                (PLEASE PRINT)

Address
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Taxpayer Identification No.:
                            ----------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 7)

     To be completed ONLY if certificates for Series D Preferred Securities, or certificates for Series D 7.92% Depositary Shares not tendered or not accepted for exchange, are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail:  [ ] certificates for Series D Preferred
           Securities to:
       [ ] certificates for Series D 7.92% Depositary Shares to:

Name
    ----------------------------------------------------------------------------
                                (PLEASE PRINT)

Address
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

UNLESS YOU ARE AN ELIGIBLE INSTITUTION, IF YOU HAVE COMPLETED EITHER OF THE TWO BOXES IMMEDIATELY ABOVE, YOU MUST HAVE THE "GUARANTEE OF SIGNATURE(S)" PORTION OF THE NEXT BOX COMPLETED BY AN ELIGIBLE INSTITUTION.

PLEASE COMPLETE:
--------------------------------------------------------------------------------

            HOLDER(S) OF SERIES D 7.92% DEPOSITARY SHARES SIGN HERE
    (PLEASE COMPLETE AND SIGN THE BOX ENTITLED "SUBSTITUTE FORM W-9" ON PAGE
                                      15)

        (Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Series D 7.92% Depositary Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

   X
     ---------------------------------------------------------------------------

   X
     ---------------------------------------------------------------------------
                           Signature(s) of owner(s)

   Dated:
          ----------------------------------------------------------------------
   Name(s):
            --------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                (Please Print)

   Capacity (full title):
                          ------------------------------------------------------

   Address:
           ---------------------------------------------------------------------
                              (Include zip code)

   Area Code and Telephone No.:
                                ------------------------------------------------

                   GUARANTEE OF SIGNATURE(S) (IF APPLICABLE)
                           (SEE INSTRUCTIONS 1 AND 5)

   Authorized Signature:
                         -------------------------------------------------------

   Name:
         -----------------------------------------------------------------------

   Title:
          ----------------------------------------------------------------------

   Address:
            --------------------------------------------------------------------

   Name of Firm:
                 ---------------------------------------------------------------

   Area Code and Telephone Number:
                                   ---------------------------------------------

   Dated:
          ----------------------------------------------------------------------
--------------------------------------------------------------------------------

DO NOT SIGN YOUR STOCK CERTIFICATES.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS:

                  PAYOR'S NAME: GENERAL MOTORS CAPITAL TRUST D

  ------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE               Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX     SOCIAL SECURITY NUMBER
           FORM W-9                AT RIGHT AND CERTIFY BY SIGNING AND DATING       OR EMPLOYER
                                   BELOW.                                           IDENTIFICATION NUMBER
                                   ----------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY,      Part 2 -- Check the box if you are NOT subject to backup withholding under the
   INTERNAL REVENUE SERVICE        provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you are exempt from backup withholding (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. [ ]
                                   ----------------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER      CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY
   IDENTIFICATION (TIN) AND        THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE,
         CERTIFICATION             CORRECT AND COMPLETE.                                     Part 3
                                                                                             Awaiting
                                   SIGNATURE                                                 TIN [ ]
                                             -----------------------------------------  (AND SEE NEXT BOX.)
                                   DATE
                                        ----------------------------------------------
  ------------------------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
          CHECKED THE BOX IN PART 3 OF THE ABOVE SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that 31% of all reportable payments made to me will be withheld until I provide a number and that if such number is provided to you within sixty (60) days, such withheld amounts will be refunded.

 SIGNATURE                                                    DATE
           -------------------------------------------------      --------------
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    THE INFORMATION AGENT FOR THE SERIES D OFFER AND THE SERIES G OFFER IS:

                         GEORGESON & COMPANY INC. LOGO
                               Wall Street Plaza
                            New York, New York 10005
                           (800) 223-2064 (Toll-Free)

                        Banks and Brokers Call Collect:
                                 (212) 440-9800

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

--------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:              GIVE THE
                                   SOCIAL SECURITY
                                     NUMBER OF--
--------------------------------------------------------
 1. Individual                The Individual
 2. Two or more               The actual owner of the
    individuals, including    account or, if combined
    husband and wife          funds, any one of the
    (joint account)           individuals(1)
 3. Custodian account of a    The minor(1)
    minor (Uniform Gift to
    Minors Act)
 4. Adult and minor (joint    The adult or, if the minor
    account)                  is the only contributor,
                              the minor(1)
 5. Account in the name of    The ward, minor, or
    guardian or committee     incompetent person(1)
    for a designated ward,
    minor, or incompetent
    person
 6. a. The usual revocable    The grantor-trustee(1)
       savings trust
       account (grantor is
       also trustee)
    b. So-called trust        The actual owner(1)
       account that is not
       a legal or valid
       trust under State
       law
 7. Sole proprietorship       The owner(2)
    account
--------------------------------------------------------

--------------------------------------------------------
                                  GIVE THE EMPLOYER
                                    IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
--------------------------------------------------------
 8. Valid trust, estate,      Legal entity (Do not
    or pension trust          furnish the identifying
                              number of the personal
                              representative or trustee
                              unless the legal entity
                              itself is not designated
                              in the account title.)(3)
 9. Corporate                 The corporation
10. Religious, charitable,    The organization
    or educational
    organization
11. Partnership               The partnership
12. Association, club, or     The organization
    other tax-exempt
    organization
13. A broker or registered    The broker or nominee
    nominee
14. Account with the          The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    State or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments

--------------------------------------------------------

(1) List and identify all parties to account and mark the name of the person whose Social Security Number is furnished.

(2) The individual's name must be shown. The business name may be shown as well. Use of Social Security Number permissible.

(3) List and identify all parties to account and mark the name of the legal trust, estate, or pension trust whose Employer Identification Number is furnished.

Note: If no name is specified when there is more than one listed, the number will be considered to be that of the first so listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

    - A corporation.

    - A financial institution.

    - An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended) (the "Code"), or an individual retirement plan.

    - The United States or any agency or instrumentality thereof.

    - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

    - An international organization or any agency, or instrumentality thereof.

    - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

    - A real estate investment trust.

    - A common trust fund operated by a bank under Section 584(a) of the Code.

    - An exempt charitable remainder trust, or a non-exempt trust described in
      Section 4947(a)(1) of the Code.

    - An entity registered at all times under the Investment Company Act of 1940.

    - A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    - Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

    - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

    - Payments of patronage dividends where the amount received is not paid in money.

    - Payments made by certain foreign organizations.

    - Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).

    - Payments described in Section 6049(b)(5) of the Code to nonresident aliens.

    - Payments on tax-free covenant bonds under Section 1451 of the Code.

    - Payments made by certain foreign organizations.

    - Payments made to a nominee.

Exempt payees described above should nonetheless file Form W-9 to avoid possible erroneous backup withholding. ON SUCH FORM, FURNISH A TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX INDICATING THE PAYEE'S STATUS AS EXEMPT, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYOR. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE A COMPLETED FORM W-8 (CERTIFICATE OF FOREIGN STATUS) WITH THE PAYOR.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6045, 6050A and 6050N of the Code.

PRIVACY ACT NOTICE.--Section 6109 of the Code requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES

(1) PENALTIES FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--Penalty for Failure to Furnish Taxpayer Identification Number--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE